                                                                    Exhibit 99.1


                       BAY VIEW SECURITIZATION CORPORATION
                          BAY VIEW 2002 LJ-1 AUTO TRUST
                        FOR PAYMENT DATE: MARCH 25, 2003
                      FOR COLLECTION PERIOD: FEBRUARY 2003
                     FOR DETERMINATION DATE: MARCH 17, 2003


A.  PRINCIPAL BALANCE RECONCILIATION                     A-1             A-2               A-3             A-4
(A) Original Principal Balance                      65,800,000.00   129,000,000.00   171,000,000.00   87,410,907.00
                                                    -------------   --------------   --------------   -------------
(B) Beginning Period Principal Balance                       0.00   115,772,385.65   171,000,000.00   87,410,907.00
                                                    -------------   --------------   --------------   -------------
(C) Collections (Regular Payments)                           0.00     5,601,637.39             0.00            0.00
                                                    -------------   --------------   --------------   -------------
(D) Withdrawal from Payahead (Principal)                     0.00        12,620.30             0.00            0.00
                                                    -------------   --------------   --------------   -------------
(E) Collections (Principal Payoffs)                          0.00     6,839,740.92             0.00            0.00
                                                    -------------   --------------   --------------   -------------
(F) Gross Charge Offs (Prior Mo. End Bal)                    0.00        44,315.96             0.00            0.00
                                                    -------------   --------------   --------------   -------------
(G) Defaulted Receivables (Prior Mo. End Bal)                0.00       507,484.42             0.00            0.00
                                                    -------------   --------------   --------------   -------------
(H) Principal Reductions (Other)(Partial chg-off)            0.00        11,099.97             0.00            0.00
                                                    -------------   --------------   --------------   -------------
(I) Repurchases                                              0.00             0.00             0.00            0.00
                                                    -------------   --------------   --------------   -------------
(J) Ending Balance                                           0.00   102,755,486.69   171,000,000.00   87,410,907.00
                                                    -------------   --------------   --------------   -------------

(K) Certificate Factor                                   0.000000%       79.655416%      100.000000%     100.000000%
                                                    =============   ==============   ==============   =============

A.  PRINCIPAL BALANCE RECONCILIATION                 # LOANS        TOTAL
(A) Original Principal Balance                         20,885   453,210,907.00
                                                    ---------   --------------
(B) Beginning Period Principal Balance                 18,469   374,183,292.65
                                                    ---------   --------------
(C) Collections (Regular Payments)                        N/A     5,601,637.39
                                                    ---------   --------------
(D) Withdrawal from Payahead (Principal)                  N/A        12,620.30
                                                    ---------   --------------
(E) Collections (Principal Payoffs)                       410     6,839,740.92
                                                    ---------   --------------
(F) Gross Charge Offs (Prior Mo. End Bal)                   2        44,315.96
                                                    ---------   --------------
(G) Defaulted Receivables (Prior Mo. End Bal)              25       507,484.42
                                                    ---------   --------------
(H) Principal Reductions (Other)(Partial chg-off)         N/A        11,099.97
                                                    ---------   --------------
(I) Repurchases                                             0             0.00
                                                    ---------   --------------
(J) Ending Balance                                     18,032   361,166,393.69
                                                    ---------   --------------

(K) Certificate Factor                              86.339478%       79.690579%
                                                    =========   ==============


Notional Principal Balance: Class I
(L)  Beginning                                                                       270,900,116.00
                                                                                     --------------
(M)  Reduction                                                                        13,222,631.00
                                                                                     --------------
(N)  Ending                                                                          257,677,485.00
                                                                                     --------------


Notional Principal Balance: Companion Component
(O)  Beginning                                                                       103,249,158.53
                                                                                     --------------
(P)  Reduction                                                                           205,732.04
                                                                                     --------------
(Q)  Ending                                                                          103,043,426.49
                                                                                     --------------


B.  CASH FLOW RECONCILIATION                                            TOTALS
                                                                    --------------
(A)  CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS                   15,523,427.14
                                                                    --------------
(B)  INTEREST WIRED - COLLECTION ACCOUNT & PAYAHEAD ACCOUNT              18,140.59
                                                                    --------------
(C)  WITHDRAWAL FROM PAYAHEAD ACCOUNT                                         0.00
                                                                    --------------
     1) allocable to principal                                           12,620.30
                                                                    --------------
     2) allocable to interest                                                 0.00
                                                                    --------------
(D)  ADVANCES                                                                 0.00
                                                                    --------------
(E)  REPURCHASES                                                              0.00
                                                                    --------------
(F)  GROSS CHARGE OFF RECOVERIES                                        254,448.59
                                                                    --------------
(G)  SPREAD ACCOUNT WITHDRAWAL                                                0.00
                                                                    --------------
(H)   Policy Draw for "I" Interest                                            0.00
                                                                    --------------
(I)   Policy Draw for "A-1" Interest or Ultimate Principal                    0.00
                                                                    --------------
(J)   Policy Draw for "A-2" Interest or Ultimate Principal                    0.00
                                                                    --------------
(K)   Policy Draw for "A-3" Interest or Ultimate Principal                    0.00
                                                                    --------------
(L)   Policy Draw for "A-4" Interest or Ultimate Principal                    0.00

     TOTAL COLLECTIONS                                               15,808,636.62
                                                                    ==============


C.  TRUSTEE DISTRIBUTION                                                 TOTAL
                                                                    --------------
(A)  TOTAL CASH FLOW                                                 15,808,636.62
                                                                    --------------
(B)  DEPOSIT TO PAYAHEAD                                                      0.00
                                                                    --------------
(C)  Indenture Trustee Fee                                                    0.00
                                                                    --------------
(D)  UNRECOVERED INTEREST ADVANCES                                        2,642.25
                                                                    --------------
(E)  SERVICING FEE (DUE AND UNPAID)                                     311,819.41
                                                                    --------------
(F)  Standby Servicing Fee (not to exceed $50,000)                        6,236.39
                                                                    --------------
(G)  Owner Trustee Fee (not to exceed $25,000)                                0.00
                                                                    --------------
(H)  INTEREST TO "A-1" CERTIFICATE HOLDERS, INCLUDING OVERDUE                 0.00
                                                                    --------------
(I)  INTEREST TO "A-2" CERTIFICATE HOLDERS, INCLUDING OVERDUE           232,509.54
                                                                    --------------
(J)  INTEREST TO "A-3" CERTIFICATE HOLDERS, INCLUDING OVERDUE           416,100.00
                                                                    --------------
(K)  INTEREST TO "A-4" CERTIFICATE HOLDERS, INCLUDING OVERDUE           262,232.72
                                                                    --------------
(L)  Interest to "I" Certificate Holders, including Overdue             564,375.24
                                                                    --------------
(M)  PRINCIPAL TO "A-1" CERTIFICATE HOLDERS, INCLUDING OVERDUE                0.00
                                                                    --------------
(N)  PRINCIPAL TO "A-2" CERTIFICATE HOLDERS, INCLUDING OVERDUE       13,016,898.96
                                                                    --------------
(O)  PRINCIPAL TO "A-3" CERTIFICATE HOLDERS, INCLUDING OVERDUE                0.00
                                                                    --------------
(P)  PRINCIPAL TO "A-4" CERTIFICATE HOLDERS, INCLUDING OVERDUE                0.00
                                                                    --------------
(Q)  Policy Premium and Unreimbursed Draws                              120,388.80
                                                                    --------------
(R)  Spread Account (up to the Requisite Amount)                        875,433.31
                                                                    --------------
(S)  Additional Unpaid Standby Servicing Fee                                  0.00
                                                                    --------------
(T)  Additional Unpaid Indenture Trustee Fee                                  0.00
                                                                    --------------
(U)  Additional Unpaid Owner Trustee Fee                                      0.00
                                                                    --------------
(V)  Interests Advance Recovery Payments                                      0.00
                                                                    --------------
(W)  EXCESS YIELD                                                             0.00
                                                                    --------------

     BALANCE                                                                  0.00
                                                                    ==============

                       BAY VIEW SECURITIZATION CORPORATION
                          BAY VIEW 2002 LJ-1 AUTO TRUST
                        FOR PAYMENT DATE: MARCH 25, 2003
                      FOR COLLECTION PERIOD: FEBRUARY 2003
                     FOR DETERMINATION DATE: MARCH 17, 2003


D.  SPREAD ACCOUNT                                                      SPREAD
                                                                       ACCOUNT
                                                                    --------------
(A)  BEGINNING BALANCE                                               13,506,809.84
                                                                    --------------
(B)  ADDITIONS TO SPREAD AMOUNT                                         875,433.31
                                                                    --------------
(C)  INTEREST EARNED                                                     11,423.81
                                                                    --------------
(D)  DRAWS                                                                    0.00
                                                                    --------------
(E)  REIMBURSEMENT FOR PRIOR DRAWS                                             N/A
                                                                    --------------
(F)  DISTRIBUTION OF FUNDS TO SERVICER                                         N/A
                                                                    --------------
(G)  PRIOR MONTH DISTRIBUTION OF FUNDS TO "IC" CERTIFICATEHOLDER              0.00
                                                                    --------------
(H)  ENDING BALANCE                                                  14,393,666.96
                                                                    --------------

(I)  REQUIRED BALANCE                                                18,058,319.68
                                                                    --------------
(J)  CURRENT MONTH DISTRIBUTION OF FUNDS TO "IC" CERTIFICATEHOLDER            0.00
                                                                    --------------


E.  CURRENT RECEIVABLES DELINQUENCY
                                                                        NUMBER         BALANCE
                                                                    --------------   ------------
     # PAYMENT DELINQUENCY
(A)  30-59                                                                28           514,527.96
                                                                    --------------   ------------
(B)  60-89                                                                13           255,557.77
                                                                    --------------   ------------
(C)  90+                                                                  0                  0.00
                                                                    --------------   ------------
(D)  TOTAL                                                                41           770,085.73
                                                                    --------------   ------------


F.  REPOSSESSIONS
(A)  COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)             16          324,440.51
                                                                    --------------   ------------
(B)  AGGREGATE REPOSSESSIONS                                             123         2,541,539.57
                                                                    --------------   ------------
(C)  UNLIQUIDATED REPOSSESSIONS                                           16           324,440.51
                                                                    --------------   ------------


G.  PAYAHEAD RECONCILIATION
(A)  BEGINNING BALANCE                                                                 124,808.14
                                                                                     ------------
(B)  DEPOSIT                                                                                 0.00
                                                                                     ------------
(C)  WITHDRAWAL                                                                         12,620.30
                                                                                     ------------
(D)  ENDING BALANCE                                                                    112,187.84
                                                                                     ------------


PERFORMANCE TEST
H. DELINQUENCY RATIO  (30+)

                                                      DELINQUENT
                                                        MONTH           POOL         DELINQUENCY
     MONTH                                             BALANCE         BALANCE            %
  -----------                                        ------------   --------------   ------------
(A)  CURRENT                                           770,085.73   361,166,393.69         0.2132%
                                                     ------------   --------------   ------------
(B)  1ST PREVIOUS                                    1,094,893.29   374,183,292.65         0.2926%
                                                     ------------   --------------   ------------
(C)  2ND PREVIOUS                                    1,544,810.15   388,428,809.43         0.3977%
                                                     ------------   --------------   ------------
(D)  THREE MONTH ROLLING AVERAGE                     1,136,596.39   374,592,831.92         0.3034%
                                                     ------------   --------------   ------------


I.   CUMULATIVE DEFAULT RATE                                           MONTH         ORIGINAL POOL    Default Rate %
                                                                      BALANCE           BALANCE
                                                                    --------------   --------------   --------------
(A)  Defaulted Receivables (Current Period)                             508,674.11
                                                                    --------------
(B)  Cumulative Defaulted Receivables (Prior Month)                   2,530,892.68
                                                                    --------------
(C)  Cumulative Defaulted Receivables (Current Month)                 3,039,566.79   453,210,907.00             0.67%
                                                                    --------------   --------------   --------------


                                                                       MONTH         ORIGINAL POOL
J.   CUMULATIVE NET LOSS RATE                                         BALANCE           BALANCE       Net Loss Rate %
(A)  Collection Period Charge-Off receivables                           562,900.35
                                                                    --------------
(B)  50% of Purchase Receivables with scheduled payment
     delinquent more than 30 days                                               --
                                                                    --------------
(C)  Aggregate Cram Down Losses during period                                   --
                                                                    --------------
(D)  50% of defaulted Receivables ( not included in Collection
     Period Charge-Off Receivables)                                             --
                                                                    --------------
(E)  Accrued and Unpaid Interest                                                --
                                                                    --------------
(F)  Less: Recoveries (current month)                                   254,448.59
                                                                    --------------
(G)  Net Losses current period                                          308,451.76
                                                                    --------------
(H)  Prior Period cumulative net losses                               2,047,175.38
                                                                    --------------
(I)  Cumulative Net Losses (current period)                           2,355,627.14   453,210,907.00              0.52%
                                                                    --------------   --------------   ---------------


K.   EXTENSION RATE                                                 MONTH BALANCE    POOL BALANCE     Extension Rate %
                                                                    --------------   --------------   ----------------
(A)  Principal Balance of Receivables extended during current
     period (not to exceed 1% of Original Pool Balance)                 603,391.67   361,166,393.69               0.17%
                                                                    --------------   --------------   ----------------


L.   LOCKBOX TEST                                                      AMOUNT            NUMBER
                                                                    --------------   --------------
(A)  Total Payments to Lockbox (Current Month)                        7,835,864.90           15,023
                                                                    --------------   --------------
(B)  Total Payments (Current Month)                                  15,777,875.73           17,504
                                                                    --------------   --------------
(C)  Lockbox Payment Percentage                                                               85.83%
                                                                                     --------------


M.   FINANCIAL COVENANTS

(A)  Monthly BVAC capital (at least $50MM)                                  50,000
                                                                    --------------
(B)  Monthly BVAC cash and working capital borrowing
     capacity (at least $5MM)                                                  n/a*
                                                                    --------------
(C)  Monthly BVAC net worth (at least $20MM)                                58,471
                                                                    --------------
     * Bay View Acceptance Corporation is currently
     an operating division of Bay View Bank, a commercial bank.



/s/ Angelica Velisano
----------------------------------------
Prepared by: Angelica Velisano
Senior Accounting Analyst
Bay View Securitization Corp


APPROVED BY:    /s/ Lisa Staab
            -------------------------
                  Lisa Staab
            AVP, Assistant Controller
            Bay View Acceptance Corp